UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material under §240.14A-12

ONTRAK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ONTRAK, INC.

2200 Paseo Verde Parkway, Suite 280 Henderson, NV 89052 (310) 444-4300
NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON AUGUST 29, 2022
Dear Stockholders of Ontrak, Inc.:
You are invited to participate in the 2022 Annual Meeting (the “Annual Meeting”) of stockholders of Ontrak, Inc., a Delaware corporation (“Ontrak” or the “Company”), to be held on Monday, August 29, 2022 at 12:00 p.m. Pacific Time. Due to our continuing concerns about protecting the health and well-being of our stockholders and employees in the evolving public health environment relating to the coronavirus pandemic, the Board of Directors has determined to convene and conduct the Annual Meeting on Monday, August 29, 2022 at 12:00 p.m. Pacific Time, in a virtual meeting format at https://web.lumiagm.com/250638678. Stockholders will NOT be able to attend the Annual Meeting in-person. The accompanying Proxy Statement includes instruction on how to access the virtual Annual Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity. At the Annual Meeting, we will consider and vote upon the following items:
1.To elect four (4) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);
2.To ratify the appointment of EisnerAmper LLP as Ontrak’s independent registered public accounting firm for the 2022 fiscal year (the “Auditor Ratification Proposal”);
3.To approve an amendment to the terms of the Company’s 2017 Stock Incentive Plan (as amended to date, the “2017 Plan”) to (i) provide for an additional 4,000,000 shares to be issued in connection with awards granted thereunder, and (ii) to amend the “evergreen” or automatic replenishment provision of the 2017 Plan pursuant to which the number of shares authorized for issuance under the 2017 Plan is automatically increased on an annual basis to 3% of the issued and outstanding shares of the Company (the “2017 Plan Amendment Proposal”);
4.To approve the issuance of shares of common stock of the Company to Acuitas Capital LLC pursuant to a Master Note Purchase Agreement dated April 15, 2022, for the purposes of complying with NASDAQ Listing Rule 5635 (the “Shares Issuance Proposal”);
5.To approve the issuance of warrants and shares underlying such warrants to Acuitas Capital LLC pursuant to a Master Note Purchase Agreement Dated April 15, 2022, for purposes of complying with NASDAQ Listing Rule 5635, to the extent required (the “Warrant Issuance Proposal”);
6.To approve the non-employee director retention plan (the “Director Retention Plan Proposal”);
7.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to remove certain restrictions on transfers of the Company’s securities as set out in Article EIGHTH of the Certificate of Incorporation (the “Charter Amendment Proposal”);
8.To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 7 if there are not sufficient votes to approve Proposal 7 (the “Adjournment Proposal”); and
9.To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

The board of directors of Ontrak has fixed the close of business on July 15, 2022 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

You are cordially invited to participate in the Annual Meeting. Whether or not you expect to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience to use if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about July 28, 2022.

By order of the Board of Directors,

/s/Terren S. Peizer
Terren S. Peizer
Executive Chairman
Henderson, Nevada
July 15, 2022

ONTRAK, INC.
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) are available for viewing, printing and downloading at https://ontrakhealth.com/investors/financial-information/ and on our website at www.ontrakhealth.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this Proxy Statement.
The Notice of Annual Meeting, Proxy Statement and proxy card and the 2021 Annual Report are first being mailed to our stockholders on or about July 28, 2022.
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT, THE VIRTUAL ANNUAL
MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ontrak, Inc., a Delaware corporation (sometimes referred to as “we,” “our,” “us,” the “Company,” the “Corporation” or “Ontrak”), of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof.
How may I participate in the virtual Annual Meeting?
To participate in the virtual Annual Meeting, go to https://web.lumiagm.com/250638678 at 12:00 p.m. PDT on August 29, 2022.
If you are a stockholder of record as of July 15, 2022, the record date (the “Record date”) for the Annual Meeting, you should click on “I have a login,” enter the control number found on your proxy card you previously received, and enter the password “ontrak2022” (the password is case sensitive).
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Ontrak’s common stock you beneficially held as of the Record Date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern Time on August 22, 2022.
If I already submitted a proxy, do I have to vote again?
No. If you already submitted a proxy, your vote will be counted and you do not need to submit a new proxy or vote online at the virtual Annual Meeting.

If I have not yet submitted a proxy, may I still do so?

Yes. If you have not yet submitted a proxy, you may do so by (a) visiting www.voteproxy.com and following the on screen instructions (have your proxy card available when you access the webpage), or (b) calling toll-free 1-800-PROXIES (1-800-776-9437) in the U.S. or 1-718-921-8500 from foreign countries from any touch-tone phone and follow the instructions (have your proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.
May I revoke a previously submitted proxy or otherwise change my vote at the virtual Annual Meeting?
Yes. You may change or revoke your vote by writing to us, by submitting another properly signed proxy card with a more recent date, or by voting again by the telephone or Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted.
Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of the four (4) nominees identified in the Proxy Statement as directors, FOR the Auditor Ratification Proposal, FOR the 2017 Plan Amendment Proposal, FOR the Shares Issuance Proposal, FOR the Warrant Issuance Proposal, and FOR the Director Retention Plan Proposal.
How do I vote at the virtual Annual Meeting?
Stockholders of record; Shares registered directly in your name.
If you are a stockholder of record, you may vote online at the virtual Annual Meeting on August 29, 2022 or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual Annual Meeting and vote online at the virtual Annual Meeting on August 29, 2022, if you choose.
•To vote online at the virtual Annual Meeting on August 29, 2022, follow the instructions above under “How do I participate in the Annual Meeting?” click on “I have a login,” enter the control number found on your proxy card you previously received, and enter the password “ontrak2022” (the password is case sensitive).
•To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, U.S.A.
•To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.
•To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on August 28, 2022. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the virtual Annual Meeting to vote your shares online.
Beneficial owner; Shares held in account at brokerage, bank or other organization.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card as instructed by your broker, bank or other agent to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone depending on your broker, bank or other agent. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on August 22, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://web.lumiagm.com/250638678 during the meeting. The password for the meeting is ontrak2022. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
Who can help answer any other questions I might have?
If you have any questions concerning the virtual Annual Meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of the Company’s common stock, please contact our transfer agent:
American Stock Transfer & Trust Company, LLC
The Notice of Annual Meeting, 2021 Annual Report, Proxy Statement and form of Proxy Card are available at:
https://ontrakhealth.com/investors/financial-information/
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on July 15, 2022 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 20,966,127 shares of Ontrak’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
What Is the difference between holding shares as a stockholder of record and as a beneficial owner?
If on July 15, 2022 your shares were registered directly in your name with Ontrak’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are the “stockholder of record.” Whether or not you plan to participate in the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

If on July 15, 2022 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the “beneficial owner” of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to participate in the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are nine matters scheduled for a vote:
1.To elect four (4) Directors to hold office until the next annual meeting and until their respective successors are elected and qualified (the “Board Election Proposal”);
2.To ratify the appointment of EisnerAmper LLP as Ontrak’s independent registered public accounting firm for the 2022 fiscal year (the “Auditor Ratification Proposal”);
3.To approve an amendment to the terms of the Company’s 2017 Stock Incentive Plan (as amended to date, the “2017 Plan”) to (i) provide for an additional 4,000,000 shares to be issued in connection with awards granted thereunder, and (ii) to amend the “evergreen” or automatic replenishment provision of the 2017 Plan pursuant to which the number of shares authorized for issuance under the 2017 Plan is automatically increased on an annual basis to 3% of the issued and outstanding shares of the Company (the “2017 Plan Amendment Proposal”);
4.To approve the issuance of shares of common stock of the Company to Acuitas Capital LLC pursuant to a Master Note Purchase Agreement dated April 15, 2022, for the purposes of complying with NASDAQ Listing Rule 5635 (the “Shares Issuance Proposal”);
5.To approve the issuance of warrants and shares underlying such warrants to Acuitas Capital LLC pursuant to a Master Note Purchase Agreement Dated April 15, 2022, for purposes of complying with NASDAQ Listing Rule 5635, to the extent required (the “Warrant Issuance Proposal”);
6.To approve the non-employee director retention plan (the “Director Retention Plan Proposal”);
7.To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), to remove certain restrictions on transfers of the Company’s securities as set out in Article EIGHTH of the Certificate of Incorporation (the “Charter Amendment Proposal”);
8.To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposal 7 if there are not sufficient votes to approve Proposal 7 (the “Adjournment Proposal”); and
9.     To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
What if I return a proxy card but do not make specific choices?
If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors, unless your shares are held in street name and you fail to provide your broker, bank or other agent, as applicable, with voting instructions on proposals 1, 3, 4, 5, 6, 7 and 9 in which case your shares will be voted as “broker non-votes” on such proposal as described below. Ontrak does not expect that any matters other than the election of Directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
What can I do if I change my mind after I vote?
If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

•giving written notice that you are revoking your proxy to the Secretary, Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052;
•delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or
•attending and voting online at the virtual Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.
Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on August 28, 2022.
What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate and book-entry form. If you are a beneficial owner, you will receive voting instructions from your broker, bank or other agent that is the holder of record.
Is there a list of stockholders entitled to vote at the Annual Meeting?
The names of stockholders of record entitled to vote at the Annual Meeting will be available ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of Ontrak, Inc.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, and broker non-votes.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the Auditor Ratification Proposal and Proposal No. 8, the Adjournment Proposal, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the Board Election Proposal, Proposal No. 3, the 2017 Amendment Proposal, Proposal No. 4, the Shares Issuance Proposal, Proposal No. 5, the Warrant Issuance Proposal, Proposal No. 6, the Director Retention Plan Proposal, or Proposal No. 7, the Charter Amendment Proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of majority of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 20,966,127 shares outstanding and entitled to vote. Thus, 10,483,064 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual

Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.
If there is no quorum, a majority of the shares so represented may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1 – Board Election Proposal	Plurality of votes cast	No
Proposal No. 2 – Auditor Ratification Proposal	Majority of shares present and entitled to vote	Yes
Proposal No. 3 – 2017 Amendment Proposal	Majority of shares present and entitled to vote	No
Proposal No. 4 – Shares Issuance Proposal	Majority of shares present and entitled to vote	No
Proposal No. 5 – Warrant Issuance Proposal	Majority of shares present and entitled to vote	No
Proposal No. 6 – Director Retention Plan Proposal	Majority of shares present and entitled to vote	No
Proposal No. 7 - Charter Amendment Proposal	Majority of outstanding shares	No
Proposal No. 8 – Adjournment Proposal	Majority of shares present and entitled to vote	Yes

If you abstain from voting, your abstention will have the same effect as a vote against the matter, and the broker non-votes will not affect the outcome of such vote, except for Proposal No. 7, Charter Amendment Proposal, where a broker-non vote has the same effect as a vote against the matter.

Proposal No. 1 - Board Election Proposal; plurality vote

Directors are elected by a plurality of votes cast. This means that Directors who receive the most “FOR” votes are elected. There is no “AGAINST” option and votes that are “WITHHELD” or not cast, including broker non-votes, are not counted as votes “FOR” or “AGAINST.” If a Director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on Director Nominations.
Proposal No. 2 - Auditor Ratification Proposal; majority vote

Holders of a majority of shares present in person or represented by proxy at the Annual Meeting must vote “FOR” the Auditor Ratification Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 2.

Proposal No. 3 – 2017 Amendment Proposal; majority vote

Holders of a majority of shares present in person or represented by proxy at the Annual Meeting must vote “FOR” the approval of the 2017 Plan Amendment Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 3.

Broker non-votes will not have an effect on this Proposal No. 3.

Proposal No. 4 – Shares Issuance Proposal; majority vote

Holders of a majority of shares present in person or represented by proxy at the Annual Meeting must vote “FOR” the approval of the Shares Issuance Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 4.

Broker non-votes will not have an effect on this Proposal No. 4.

Proposal No. 5 – Warrant Issuance Proposal; majority vote
Holders of a majority of shares present in person or represented by proxy at the Annual Meeting must vote “FOR” the approval of the Warrant Issuance Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 5.

Broker non-votes will not have an effect on this Proposal No. 5.

Proposal No. 6 – Director Retention Plan Proposal; majority vote

Holders of a majority of shares present in person or represented by proxy at the Annual meeting must vote “FOR” the approval of the Director Retention Plan Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 6.

Broker non-votes will not have an effect on this Proposal No. 6.

Proposal No. 7 – Charter Amendment Proposal; majority vote

Holders of a majority of the outstanding shares of Common Stock must vote “FOR” the approval of the Charter Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this Proposal No. 7.

Proposal No. 8 – Adjournment Proposal; majority vote

Holders of a majority of shares present in person or represented by proxy at the Annual meeting must vote “FOR” the approval of the Adjournment Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal No. 8. Broker non-votes will not have an effect on this Proposal No. 8.

How will my shares be voted at the Annual Meeting?
At the Annual Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, unless your votes constitute broker non-votes, which is:

•FOR the Board Election Proposal;
•FOR the Auditor Ratification Proposal;
•FOR the 2017 Plan Amendment Proposal;
•FOR the Shares Issuance Proposal;
•FOR the Warrant Issuance Proposal;
•FOR the Director Retention Plan Proposal;
•FOR the Charter Amendment Proposal; and
•FOR the Adjournment Proposal.
Do I have cumulative voting rights?
No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter rights or appraisal rights?
No, our stockholders are not entitled to dissenters’ rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.
Could other matters be decided at the Annual Meeting?
At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.
Can I access the Notice of Annual Meeting and Proxy Statement and the 2021 Annual Report via the Internet?
Yes, this Notice of Annual Meeting, Proxy Statement and the 2021 Annual Report are available on our website at www.ontrakhealth.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.
Stockholders of Record: You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.
Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
Who will pay for the cost of this proxy solicitation?
Ontrak will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Nominees
We currently have a Board consisting of six directors. There are four (4) nominees for director to be voted on at the 2022 Annual Meeting and upon their election, the size of our Board will be reduced to that number of directors. On May 24, 2022, Mr. Edward Zecchini and Ms. Diane Seloff notified us that they would not stand for re-election at the 2022 Annual Meeting. Mr. Zecchini’s and Ms. Seloff’s respective decisions not to stand for re-election at the 2022 Annual Meeting were not due to any disagreement with the Company on any matter relating to our operations, policies, or practices. The Director nominees have consented to serve as Directors. Each Director to be elected will hold office until the next annual meeting and until his or her respective successor is elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate. Should a nominee become unable to serve or should a vacancy on the Board occur before the 2022 Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board, unless your shares are treated as a broker non-vote. In the vote on the election of the Director nominees, stockholders may vote “FOR” nominees or “WITHHOLD” votes from nominees. The four (4) Director nominees receiving the highest number of “FOR” votes will be elected as Directors. Votes that are withheld, abstentions and broker non-votes will have no effect on the outcome of the election.
The persons appointed by the Board as proxies intend to vote for the election of each of the below director nominees, unless you indicate otherwise on the proxy or voting instruction card or if your vote is treated as a broker non-vote. Set forth below is biographical and other information about the Director nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominations and Governance Committee and the Board to determine that each nominee should serve as a Director.
Our Board unanimously recommends that you vote “FOR” the nominees named below.

Name	Age	Position	Director Since
Terren S. Peizer	62	Chairman of the Board and Executive Chairman	2003
Richard A. Berman	77	Director, Chairman of the Audit Committee, and Member of the Nomination and Governance Committee	2014
Michael Sherman	62	Director, Chairman of the Compensation Committee, Chairman of the Nomination and Governance Committee and Audit Committee Member	2017
Robert Rebak	55	Director, Nomination and Governance Committee Member and Compensation Committee Member	2019

Terren S. Peizer is the founder of our Company and an entrepreneur, investor, and financier with a vested interest in healthcare, having founded and successfully commercialized several healthcare companies. He has served as Chairman of the Board of Directors since the Company’s inception in 2003 through April 11, 2021. Effective April 12, 2021, Mr. Peizer was appointed to serve as the Executive Chairman, and continues to serve as Chairman of the Board. He will resume his role as the Company’s Chief Executive Officer on August 12, 2022. Mr. Peizer is also the Chairman of BioVie, Inc., a biotech company focused on the end stage liver disease ascites. In addition, he serves as the Executive Chairman of Verde, Inc., a company producing 100% plant-based, compostable, and biodegradable plastic and mobility companies EVmo, Inc. and ZipMo, Inc. Mr. Peizer is also the Executive Chairman of the blockchain company, Casper Labs, Inc. Mr. Peizer is Chairman of Acuitas Group Holdings, LLC, (“Acuitas”) his personal investment vehicle, and holding company that is the owner of all of his portfolio company interests. Through Acuitas, Mr. Peizer owns Acuitas Capital, LLC, an industry leader in investing in micro and small capitalization equities, having invested over $1.5 billion directly into portfolio companies. Mr. Peizer has been the largest beneficial shareholder of, and has held various senior executive positions with, several other publicly traded growth companies, including having served as Chairman of Cray, Inc., a supercomputer company recently sold to Hewlett Packard, Inc. Mr. Peizer has a background in venture capital, investing, mergers and acquisitions, corporate finance, and previously held senior executive positions with the investment banking firms Goldman Sachs, First Boston, and Drexel Burnham Lambert. He holds his B.S.E. in Finance from The Wharton School of Finance and Commerce.

We believe Mr. Peizer’s qualifications to serve on our board of directors include his role as an investor and executive positions in several private and public companies, including numerous companies in the healthcare field. He has extensive knowledge and experience in the financial and healthcare industries and provides extensive insight and experience with capital markets and publicly traded companies at all stages of development.

Richard A. Berman has served as the Company’s director since 2014. He is the Associate Vice President of Strategic initiatives for the University of South Florida Research and Innovation. He is a visiting professor of social entrepreneurship in the Muma College of Business, and a professor in the institute of innovation and advanced discovery at USF. As a recognized global leader, Mr. Berman has held positions in health care, education, politics and management. He has worked with several foreign governments, the United Nations, the U.S. Department of Health and Welfare, the FDA, and as a cabinet level official for the state of New York. He has also worked with McKinsey & Co, NYU Medical Center, Westchester Medical, Korn-Ferry International, Howe-Lewis International and numerous startup companies. In 1995, Mr. Berman was selected by Manhattanville College to serve as its tenth President. Mr. Berman is credited with the turnaround of the College, where he served until 2009. Mr. Berman serves on the board of several organizations including EmblemHealth and as an elected member of the National Academy of Medicine of the National Academy of Sciences (Formerly known as the Institute of Medicine). Mr. Berman received his BBA, MBA, and MPH from the University of Michigan and holds honorary doctorates from Manhattanville College and New York Medical College.

We believe Mr. Berman’s qualifications to serve on our board of directors include his extensive experience as an executive in several healthcare firms. In addition, as a board member of a health plan we believe he has an understanding of our customer base and current developments and strategies in the health insurance industry.

Michael Sherman has served as the Company’s director since July 2017. He has worked in finance for over 30 years, having last served as a Managing Director in Investment Banking, at Barclays Plc. Prior to Barclays, Mr. Sherman was at Lehman Brothers, Inc. and Salomon Brothers Inc. Mr. Sherman specialized in equity capital markets and covered Healthcare companies, in addition to companies in other sectors. Mr. Sherman also is currently a Board Member at BioVie, Inc., a specialty pharmaceutical company. Mr. Sherman began his career in finance as a lawyer at Cleary, Gottlieb, Steen & Hamilton in New York City and Hong Kong.

We believe that Mr. Sherman’s qualifications to serve on our board of directors include his experience in the banking and securities industry, and his experience in the healthcare industry.

Robert Rebak has served as the Company’s director since July 2019. Mr. Rebak currently serves as the Chief Executive Officer of Forefront Telecare, a behavioral telehealth company serving seniors in health systems, long-term care facilities, and home health settings across the US, where he has been responsible for company vision, strategy, growth, culture, and overall operating performance since January 2019. From June 2016 to June 2018, he served as the President and Chief Executive Officer of AbleTo (acquired in May 2020 by Optum), a behavioral telehealth company serving adult health plan members nationwide. From November 2014 to March 2016, he served as President, Consumer Solutions for Sharecare, a health and wellness patient engagement platform. He joined Sharecare through its acquisition of QualityHealth, a digital patient acquisition and engagement platform, where he was Chairman and Chief Executive Officer from February 2009 to November 2014. Mr. Rebak previously served as Managing Partner of Rosetta, from June 2005 to January 2007. He joined Rosetta through its acquisition of SimStar, where he served as President of the healthcare-specific digital marketing firm from February 1999 to June 2005. He has raised over $70 million in growth capital from both strategic and financial investors and has led two successful company sale transactions. Mr. Rebak has previously served on both private equity backed company and not-for-profit Boards, and currently serves as a Board Director of The Quell Foundation. Mr. Rebak holds an MBA in Finance and Marketing from the University of Chicago Booth School of Business and a BA in History and Economics from Vanderbilt University.

We believe Mr. Rebak’s qualifications to serve on our board of directors include his experience in the digital health, telehealth, and behavioral health sectors of the healthcare industry.

Plurality Voting
Under Delaware law and Ontrak’s Amended and Restated Bylaws, a vote by a plurality of the shares voting is required for the election of Directors. Under plurality voting, nominees who receive the most “FOR” votes are elected; there is no “AGAINST’’ option and votes that are “WITHHELD” or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.
ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS
The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the Executive Chairman and Chief Executive Officer, or person or persons performing similar functions, and other members of the senior management team, and provides an oversight function for the Executive Chairman’s and Chief Executive Officer’s execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board’s primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company’s business and history tempered with significant outside business experience.
Our Amended and Restated Bylaws state that the number of Directors shall be determined from time to time by the Board of Directors. Directors shall be elected at the annual meeting of stockholders. In all elections for Directors, every stockholder shall have the right to vote the number of shares owned by such stockholders for each director to be elected. A director or the entire Board, may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at the election of directors. Vacancies in the Board may be filled by a majority of the Directors or by an election either at an annual meeting or at a special meeting of the stockholders called for that purpose. Any directors elected by the stockholders to fill the vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed by the Board to fill the vacancy shall serve until the next meeting of stockholders at which directors are elected.
Independence of the Board of Directors
Our common stock is traded on the NASDAQ Global Market. The Board has determined that five of the current members of the Board of Directors qualify as “independent,” as defined by the listing standards of the NASDAQ. Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board has determined further that Messrs. Berman, Sherman, Zecchini, Rebak and Ms. Seloff are independent under the listing standards of NASDAQ. On May 24, 2022, Mr. Edward Zecchini and Ms. Diane Seloff notified us that they would not stand for re-election at the 2022 Annual Meeting. Mr. Zecchini’s and Ms. Seloff’s respective decisions not to stand for re-election at the 2022 Annual Meeting were not due to any disagreement with the Company on any matter relating to our operations, policies, or practices. In making this determination, the Board considered that there were no new transactions or relationships between its current independent directors and the Company, its senior management and its independent auditors since last making this determination.

Each member of our Board serving on our Audit, Compensation and Nominations and Governance committees is “independent” within the meaning of the applicable Nasdaq listing standards.
2021 Meetings and Attendance
During 2021, the Board held 7 meetings. All Directors attended at least 75% or more of the aggregate number of meetings of the Board and Board Committees on which they served.

Committees of the Board of Directors

Audit Committee

Our audit committee currently consists of three directors, Messrs. Berman and Sherman and Ms. Seloff with Mr. Berman serving as the chairman of the audit committee. The audit committee held 5 meetings during the 2021 year. On May 24, 2022, Ms. Seloff notified us that she did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting and as a result will cease to serve as a member of the Audit Committee, effective August 29, 2022, the date of this Annual Meeting and will be replaced on the audit committee by Mr. Rebak assuming he is re-elected. The Board of Directors has determined that each of the members of the audit committee are independent as defined by the NASDAQ rules, meet the applicable requirements for audit committee members, including Rule 10A-3(b) under the Exchange Act, and that Mr. Berman qualifies as an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K. The duties and responsibilities of the audit committee include (i) selecting, evaluating and, if appropriate, replacing our independent registered accounting firm, (ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies, any significant deficiencies in the design or operation of internal controls or material weakness therein and any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation and (iv) overseeing related auditing matters.

A copy of the audit committee’s written charter is publicly available through the “Investors-Governance” section of our website at www.ontrakhealth.com.

Nominations and Governance Committee

Our nominations and governance committee currently consists of three members, Messrs. Sherman, Berman, and Rebak, who are all independent as defined by the NASDAQ rules. The nominations and governance committee held 4 meetings during 2021. Mr. Sherman serves as the chairman of the nominations and governance committee. The committee nominates new directors and periodically oversees corporate governance matters.

The charter of the nominations and governance committee provides that the committee will consider board candidates recommended for consideration by our stockholders, provided the stockholders provide information regarding candidates as required by the charter or reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Exchange Act, and other applicable rules and regulations. Recommendation materials are required to be sent to the nominations and governance committee c/o Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052. There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the board of directors, nor are there any specific qualities or skills that are necessary for one or more of our directors to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us. Although our board of directors does not maintain a specific policy with respect to board diversity, our nominations and governance committee believes that our Board members and the candidates that it nominates to serve on our Board constitute a diverse group and offer a broad range of perspectives, backgrounds and experiences to serve the interest of our shareholders.

The nominations and governance committee considers director candidates that are suggested by members of the board of directors, as well as management and stockholders. The committee may also retain a third-party executive search firm to identify candidates. The process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviews with the candidate and others (as schedules permit), a meeting to consider and approve the candidate and, as appropriate, preparing and presenting to the full board of directors an analysis with respect to particular recommended candidates. The nominations and governance committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

A copy of the nominations and governance committee’s written charter is publicly available through the “Investors-Governance” section of our website at www.ontrakhealth.com.

Compensation Committee

The compensation committee currently consists of three directors, Messrs. Sherman, Zecchini and Rebak, who are all independent as defined by the NASDAQ rules. On May 24, 2022, Mr. Zecchini notified us that he did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting and as a result will cease to serve as a member of the Compensation Committee, effective August 29, 2022, the date of this Annual Meeting and will be replaced on the compensation committee by Mr. Berman assuming he is re-elected. Mr. Sherman serves as the chairman of the compensation committee. During 2021, the compensation committee held 8 meetings. The compensation committee reviews and recommends to the board of directors for approval the compensation of our executive officers.

A copy of our compensation committee’s written charter is publicly available through the “Investors-Governance” section of our website at www.ontrakhealth.com.

Board Diversity

Although the Company does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our board of directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our six board members, one is female.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender and ethnicity. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board. As we pursue future Board recruitment efforts, our nominations and governance committee will continue to see candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix

Pursuant to Rule 5606(f) of the Nasdaq Listing Rules, set forth below is certain information on each director’s voluntary self-identified characteristics as of July 15, 2022.

Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	1	4	0	1

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1

Executive Officers

The following table lists our executive officers as of the date of this Proxy Statement and their respective ages and positions. For information regarding Terren S. Peizer, our Executive Chairman, see “Information Regarding Our Board of Directors” above.

Name	Age	Position
Terren S. Peizer (1)	62	Chairman of the Board and Executive Chairman
Jonathan Mayhew (2)	58	Chief Executive Officer
Brandon H. LaVerne (3)	50	Co-President and Chief Operating Officer
James J. Park (4)	45	Chief Financial Officer, Chief Accounting Officer and Principal Accounting Officer
Mary Louise Osborne (5)	61	Co-President and Chief Commercial Officer
Arik Hill (6)	52	Chief Information Officer
Robert Accordino (7)	41	Chief Medical Officer
__________

(1) Mr. Peizer served as the Chairman of the Board and Chief Executive Officer of the Company through April 11, 2021 and was appointed to serve as Executive Chairman of the Company as of April 12, 2021. Mr. Peizer continues to serve as Chairman of the Board and he will resume his role as the Company’s Chief Executive Officer on August 12, 2022.
(2) Mr. Mayhew was appointed to serve as the Chief Executive Officer of the Company as of April 12, 2021. On June 24, 2022, Mr. Mayhew gave notice of his resignation, effective August 12, 2022.

(3) Mr. LaVerne was appointed Co-President and Chief Operating Officer of the Company on June 27, 2022 and he previously served as the Chief Financial Officer of the Company.
(4) Mr. Park was appointed to serve as the Chief Financial Officer of the Company on June 27, 2022 and Principal Accounting Officer of the Company on August 10, 2021.
(5) Ms. Osborne was appointed as the Co-President and Chief Commercial Officer of the Company on June 27, 2022 and she previously served as the Chief Customer Officer of the Company since August 30, 2021.
(6) Mr. Hill was appointed as the Chief Information Officer of the Company on August 30, 2021.
(7) Dr. Accordino was appointed as the Chief Medical Officer of the Company on September 27, 2021. On July 7, 2022, the Company accepted Dr. Accordino’s resignation, effective July 29, 2022.

Jonathan Mayhew has served as our Chief Executive Officer since April 2021. Prior to joining the Company, Mr. Mayhew most recently served as Executive Vice President and Chief Transformation Officer of CVS Health, where he had enterprise-wide oversight of the entire portfolio of CVS business transformation initiatives and played a key role in shaping CVS Health’s integrated value story. Previously, he was President of U.S. Markets for the Aetna Health Care Business, where he was responsible for $52 billion in revenue and $4.3 billion in operating income for all commercial and Medicare lines of business. Prior to joining Aetna, Mr. Mayhew was a founding principal, CEO and President of Freedom Disability. Mr. Mayhew holds a degree from Providence College. On June 24, 2022, Mr. Mayhew gave notice of his resignation, effective August 12, 2022.

Brandon H. LaVerne has served as the Company’s Co-President and Chief Operating Officer since June 27, 2022 and he previously served as the Company’s Chief Financial Officer from March 2020 until his promotion on June 27, 2022. Prior to joining the Company, Mr. LaVerne worked at PCM, Inc. from October 1998 until its sale in August 2019 and most recently served as its Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary between July 2007 and August 2019. Prior to joining PCM, Inc., Mr. LaVerne worked as the Corporate Accounting Supervisor for Computer Sciences Corporation from September 1996 to October 1998, and started his career with Deloitte & Touche LLP in September 1993. Mr. LaVerne received his Bachelor of Science in Accounting from University of Southern California and is a Certified Public Accountant (Inactive).

James J. Park has served as the Company’s Chief Financial Officer since June 27, 2022, Principal Accounting Officer since August 10, 2021 and Chief Accounting Officer since September 2019. Prior to joining the Company, Mr. Park served as Controller of Cornerstone OnDemand, Inc., a cloud-based software company from 2012 to 2019. In addition, he has 10 years of public accounting experience with PricewaterhouseCoopers. Mr. Park is a Certified Public Accountant (Inactive) and holds a Bachelor of Arts degree in Economics with an Accounting emphasis from the University of California, Santa Barbara.

Mary Louise Osborne has served as the Company’s Co-President and Chief Commercial Officer since June 27, 2022 and Chief Customer Officer since August 2021. Prior to joining the Company, Ms. Osborne served as the Regional Vice President, Medicaid of CVS Health from 2013 to 2020. Prior to CVS Health, Ms. Osborne served as the President of Government Business for Coventry where she led the Mid Atlantic Government Businesses from 2002 to 2013. Ms. Osborne received her Bachelor of Arts degree from Duquesne University in 1983.

Arik Hill has served as the Company’s Chief Information Officer since August 2021. Prior to joining the Company, Mr. Hill served as the Chief Information Officer of The New York Foundling from 2017 to 2021. Prior to The New York Funding, Mr. Hill served as Vice President of Customer Success at HealthEdge Software, Inc. from 2013 to 2017. From 2006 to 2013, Mr. Hill was Chief Information Officer and Vice President of Information Technology Services at FirstCare Health Plans. Mr. Hill holds a Bachelor of Science degree in Health Care Administration from Oregon State University’s School of Public Health with a concentration in Operations Management and Business.

Dr. Robert Accordino has served as the Company’s Chief Medical Officer since September 2021. Prior to joining the Company, Dr. Accordino served as the Chief Mental Health Officer of Quartet Health from 2018 to 2021. Prior to Quartet, Dr. Accordino was Chief of Psychiatry and Behavioral Health at CareMore Health from 2017 to 2018. From 2016 to 2017, Dr. Accordino served as the White House Fellow to the Secretary of Defense and chaired the Secretary of the Army Symposium on Suicide Prevention and Social Media. Dr. Accordino holds a Bachelor of Arts degree in Psychology from Princeton University, a Master of Science degree in Experimental Psychology from Oxford University and a Doctor of Medicine degree from Mount Sinai Icahn School of Medicine. On July 7, 2022, the Company accepted Dr. Accordino’s resignation, effective July 29, 2022.

Code of Ethics

Our Board of Directors has adopted a code of ethics applicable to our chief executive officer, chief financial officer and persons performing similar functions. Our code of ethics is accessible on our website at
http://www.ontrakhealth.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us regarding the filing of required reports, we believe that all Section 16(a) reports applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2021 were timely filed, except that an initial report of ownership was filed late by Dr. Accordino and a statement of changes in beneficial ownership was filed late for Mr. Sherman.

Anti-Hedging Policy

We have adopted an insider trading policy that includes a provision restricting trading of any interest or provision relating to the future price of our securities, such as a put, call or short sale.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation paid during the last two fiscal years ended December 31, 2021 and 2020 to the following Executive Officers of the Company, who are referred to as the “Named Executive Officers”:

• Terren S. Peizer, our Chairman of the Board and Executive Chairman (1)
• Jonathan Mayhew, our Chief Executive Officer
• Robert Accordino, our Chief Medical Officer
• Mary Louise Osborne, our Co-President and Chief Commercial Officer

				Stock/Option	All Other
Name and Principal				Award	Compensation
Position	Year	Salary ($)	Bonus ($)	($)(5)	($)(6)	Total ($)

Terren S. Peizer	2021	$646,923	$—	$—	$18,148	$665,071
Chairman of the Board and Executive Chairman (1)	2020	450,000	—	—	17,786	467,786

Jonathan E. Mayhew	2021	350,000	—	8,359,187	12,550	8,721,737
Chief Executive Officer (2)

Robert Accordino	2021	87,500	340,000	706,861	—	1,134,361
Chief Medical Officer (3)

Mary Louise Osborne	2021	114,423	87,500	817,866	—	1,019,789
Co-President and Chief Commercial Officer (4)
__________

(1)	Mr. Peizer served as the Chairman of the Board and Chief Executive Officer of the Company through April 11, 2021 and was appointed to serve as Executive Chairman of the Company as of April 12, 2021. Mr. Peizer continues to serve as Chairman of the Board and he will resume his role as the Company’s Chief Executive Officer on August 12, 2022.
(2)	Mr. Mayhew was appointed to serve as the Chief Executive Officer of the Company on April 12, 2021. On June 24, 2022, Mr. Mayhew gave notice of his resignation, effective August 12, 2022
(3)	Dr. Accordino was appointed to serve as the Chief Medical Officer of the Company on September 27, 2021. On July 7, 2022, the Company accepted Dr. Accordino’s resignation, effective July 29, 2022
(4)	Ms. Osborne was appointed to serve as our Co-President and Chief Commercial Officer on June 27, 2022 and Chief Customer Officer since August 30, 2021.
(5)	Represents the aggregate grant date fair value of stock and option awards, valued in accordance with ASC 718, awarded to each of the named executive officers for each respective year. For a detailed discussion of the assumptions made in the valuation of stock and option awards, please see Notes 2 and 11 of our Notes to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2022.
(6)	Includes group medical and dental benefits, group life insurance premiums, accidental death, long-term disability insurance and parking, to the extent these amounts exceed $10,000 in the aggregate for each Named Executive Officer.

Narrative Disclosures to Summary Compensation Table

Executive Employment Agreements

Executive Chairman

We entered into a five-year employment agreement with our Executive Chairman (formerly Chief Executive Officer through April 11, 2021), Terren S. Peizer, effective as of September 29, 2003, which automatically renews after each five-year term. Mr. Peizer’s annual base salary was $650,000 in 2021 and $450,000 in 2020. Effective January 1, 2021, Mr. Peizer’s annual base salary was increased to $650,000. Mr. Peizer is also eligible for an annual bonus targeted at 100% of his base salary based on goals and milestones established and reevaluated on an annual basis by mutual agreement between Mr. Peizer and the Board of Directors. Mr. Peizer did not receive any annual bonus during the fiscal years ended December 31, 2021 and 2020. His base salary and bonus target will be adjusted each year to not be less than the median compensation of similarly positioned executives of similarly situated companies. Mr. Peizer receives executive benefits including group medical and dental insurance, term life insurance equal to 150% of his salary, accidental death and long-term disability insurance, grossed up for taxes. Mr. Peizer was not granted any equity awards during 2021 and 2020. All unvested options vest immediately in the event of a change in control, termination without good cause or resignation with good reason. In the event that Mr. Peizer is terminated without good cause or resigns with good reason prior to the end of the term, he will receive a lump sum payment equal to the remainder of his base salary and targeted bonus for the year of termination, plus three years of additional salary, bonuses and benefits. If any of the provisions above result in an excise tax, we will make an additional “gross up” payment to eliminate the impact of the tax on Mr. Peizer. Mr. Peizer will resume his role as the Company’s Chief Executive Officer on August 12, 2022. New terms for Mr. Peizer’s employment agreement are currently being negotiated.

Chief Executive Officer

We entered into a three-year employment agreement with Mr. Mayhew dated April 12, 2021, with an option to renew for an additional three-year term unless terminated by either party within 90 days of the end of the original term. Mr. Mayhew’s annual base salary is $525,000. Mr. Mayhew is also eligible for an annual bonus target of 100% of his base salary based upon achieving certain milestones. Mr. Mayhew did not receive any annual bonus during the fiscal period ended December 31, 2021. Mr. Mayhew received executive benefits, including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance. Mr. Mayhew was granted 400,000 equity awards during 2021. All unvested options vest immediately in the event of a change in control. In the event that Mr. Mayhew is terminated without good cause or resigns for good reason, the option will continue to vest for a period of twelve months following the date of termination, he will receive a lump sum payment equal to twelve months of his base salary plus a pro-rata share of any bonus earned for the year of termination which is payable on the six-month anniversary of his termination and he will receive COBRA benefits for a period of twelve months. On June 24, 2022, Mr. Mayhew gave notice of his resignation, effective August 12, 2022.

Chief Medical Officer

We entered into a three-year employment agreement with Dr. Accordino dated September 27, 2021, with an option to renew for an additional three-year term unless terminated by either party within 90 days of the end of the original term. Dr. Accordino’s annual base salary is $350,000. Dr. Accordino is also eligible for an annual bonus target of 40% of his base salary based upon achieving certain milestones. Dr. Accordino received a $340,000 bonus during the fiscal period ended December 31, 2021. Dr. Accordino received executive benefits, including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance. Dr. Accordino was granted 100,000 equity awards during 2021. All unvested options vest immediately in the event of a change in control. In the event that Dr. Accordino is terminated without good cause or resigns for good reason, the option will continue to vest for a period of twelve months following the date of termination, he will receive a lump sum payment equal to six months of his base salary plus a pro-rata share of any bonus earned for the year of termination which is payable on the six-month anniversary of his termination and he will receive COBRA benefits for a period of six months. On July 7, 2022, the Company accepted Dr. Accordino’s resignation, effective July 29, 2022.

Co-President and Chief Commercial Officer

We entered into a three-year employment agreement with Ms. Osborne dated August 30, 2021, with an option to renew for an additional three-year term unless terminated by either party within 90 days of the end of the original term. Ms. Osborne’s annual base salary is $350,000. Ms. Osborne is also eligible for an annual bonus target of 75% of her base salary based upon achieving certain milestones and allows for overachievement to a maximum of 200% of her base salary. Ms. Osborne received a $87,500 bonus during the fiscal period ended December 31, 2021. Ms. Osborne received executive benefits, including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance. Ms. Osborne was granted 100,000 equity awards during 2021. All unvested options shall vest immediately in the event of a change of control. In the event that Ms. Osborne is terminated without good cause or resigns for good reason, the option will continue to vest for a period of twelve months following the date of termination, she will receive a lump sum payment equal to six months of her base salary plus a pro-rata share of any bonus earned for the year of termination which is payable on the six-month anniversary of her termination and she will receive COBRA benefits for a period of six months. On June 27, 2022, Ms. Osborne was promoted to Co-President and Chief Commercial Officer. New terms for Ms. Osborne’s employment agreement are currently being negotiated.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2021:

	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date
Terren S. Peizer	—	642,307	(1)	$7.50	12/19/27
	—	397,693	(1)	7.50	08/02/28
		1,040,000

Jonathan E. Mayhew	—	400,000	(2)	31.22	04/12/31

Robert Accordino	—	100,000	(3)	10.40	09/27/31

Mary Louise Osborne	—	100,000	(4)	12.07	08/30/31
___________

(1)	The Compensation Committee determined that the performance condition for these options – the Volume Weighted Average Price of our common stock is $15.00 for at least twenty trading days within a period of thirty consecutive trading days ending on the trading day prior to January 1, 2023 – was satisfied on or before May 31, 2019. These options shall vest on January 1, 2023, subject to continuing service.
(2)	One third of Mr. Mayhew’s stock options shall vest one-year from the date of grant and the remaining stock options shall vest equally over the next 24 months.
(3)	One fourth of Dr. Accordino’s stock options shall vest one-year from the date of grant and the remaining stock options shall vest equally on the next 36 months.
(4)	One fourth of Ms. Osborne’s stock options shall vest one-year from the date of grant and the remaining stock options shall vest equally over the next 36 months.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Provisions of our employment and change of control arrangements with the named executive officers and our equity incentive plan or individual award agreements thereunder provide for certain payments to our named executive officers at or following or in connection with a termination of their employment or a change of control of the Company.

The agreements pursuant to which we granted stock options to our executive officers provide for full vesting of their unvested awards in the event of a change of control of our Company.

Under our stock incentive plans, a change of control is deemed to occur upon:

• any persons becoming the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;
• a merger or consolidation of the Company whether or not approved by the Board of Directors, which would result in more than 50% of the total voting power represented by the voting securities; or
• the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval.

The table below sets forth the estimated payments that would be made to each of our named executive officers upon voluntary termination, involuntary termination, a change of control, and death or permanent disability. The actual amounts to be paid out can only be determined at the time of such named executive officer’s separation from the Company. The information set forth in the table assumes, as necessary:

• the termination and/or the qualified change in control event occurred on December 31, 2021 (the last business day of our last completed fiscal year); and
• the price per share of our common stock on the date of termination is $6.29 (the closing market price of our common stock on the Nasdaq Global Market on December 31, 2021).

			Death or
	Voluntary		Permanent		Change of		Involuntary
Name	Termination		Disability		Control		Termination
Terren S. Peizer
Salary, Bonus and Benefits	$551,352	(1)	$591,265	(2)	$551,352	(1)	$5,466,265	(3)
Acceleration of Equity Awards	—		—	(4)	—	(4)	—	(4)
Total	$551,352		$591,265		$551,352		$5,466,265

Jonathan E. Mayhew
Salary, Bonus and Benefits	$—		$—		$—		$551,810	(5)
Acceleration of Equity Awards	—		—	(4)	—	(4)	—	(4)
Total	$—		$—		$—		$551,810

Robert Accordino
Salary, Bonus and Benefits	$—		$—		$—		$180,322	(6)
Acceleration of Equity Awards	—		—	(4)	—	(4)	—	(4)
Total	$—		$—		$—		$180,322

Mary Louise Osborne
Salary, Bonus and Benefits	$—		$—		$—		$189,306	(7)
Acceleration of Equity Awards	—		—	(4)	—	(4)	—	(4)
Total	$—		$—		$—		$189,306
__________

(1)	Pursuant to the terms of his employment agreement, Mr. Peizer would have received a lump sum amount of approximately $441,000 in accrued vacation grossed up for taxes upon a voluntary termination or a change in control.
(2)	Pursuant to the terms of his employment agreement, Mr. Peizer would have received a lump sum amount of approximately $441,000 in accrued vacation and $11,000 in COBRA benefits for the twelve months following termination grossed up for taxes upon the event of death or permanent disability.
(3)	Pursuant to the terms of his employment agreement, Mr. Peizer would have received three additional years of salary, three years bonus calculated at 100% of his salary, accrued vacation of approximately $441,000, COBRA benefits of approximately $32,000 grossed up for taxes upon an involuntary termination.
(4)	Represents the value of stock options as of December 31, 2021 that would vest upon death or permanent disability, change of control or involuntary termination. Assumes that the vested options are immediately exercised, and the shares received upon exercise are immediately resold at the assumed per share price on the date of termination. As of December 31, 2021, all of the options are out-of-the money.
(5)	Pursuant to the terms of his employment agreement, Mr. Mayhew would receive twelve months base salary upon termination without good cause or for good reason on the six-month anniversary of his termination and COBRA benefits for the twelve months following his date of termination.
(6)	Pursuant to the terms of his employment agreement, Dr. Accordino would receive six months base salary upon termination without good cause or for good reason on the six-month anniversary of his termination and COBRA benefits for the six months following his date of termination.
(7)	Pursuant to the terms of her employment agreement, Ms. Osborne would receive six months base salary upon termination without good cause or for good reason on the six-month anniversary of her termination and COBRA benefits for the six months following his date of termination.

DIRECTOR COMPENSATION

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2021. Except as set forth in the table, during 2021, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form:

Option Awards
Name	($) (1)
Richard A. Berman	$213,318
Michael Sherman	218,911
Edward J. Zecchini (2)	86,224
Diane Seloff (3)	86,224
Robert Rebak	372,574
Gustavo A. Giraldo (4)	190,859
Katherine B. Quinn (5)	190,895
____________

(1)	Amounts reflect the compensation expense recognized in the Company’s financial statements in 2021 for non-employee director stock options, in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period.
(2)	On May 24, 2022, Mr. Edward Zecchini notified us that he did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.
(3)	On May 24, 2022, Ms. Diane Seloff notified us that she did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.
(4)	Mr. Giraldo resigned as a member of our board of directors effective February 11, 2022.
(5)	Ms. Quinn resigned as a member of our board of directors effective January 11, 2022.
Our directors are eligible to participate in our equity incentive plans, which are administered by our Compensation Committee under authority delegated by our board of directors. The terms and conditions of option grants to our non-employee directors under our equity incentive plans are and will be determined in the discretion of our Compensation Committee, consistent with the terms of the applicable plan. In 2021, new board members and existing board members whose vesting had completed in 2020 were granted stock options valued at $170,000, plus $20,000 for the Chairman of the Audit Committee and $12,500 for the Chairman of the Compensation Committee and $12,500 for the Chairman of the Nominations and Governance Committee, based on the Black-Scholes model. Such stock options had an exercise price equal to the fair market value of a share of common stock on the date of grant and vest at the end of each quarter with quarterly vesting subject to attendance at the board meeting unless such absence is excused by the Chairman of the Board. New director grants will be pro-rated based upon when they join the Board. We reimburse each of our directors for reasonable out-of-pocket expenses that they incur in connection with attending board or committee meetings.

Outstanding equity awards held by non-employee directors as of December 31, 2021 were as follows:

		Number of	Number of
		Securities	Securities
		Underlying	Underlying		Grand Date
		Unexercised	Unexercised	Option	Fair Market
	Grant	Options	Options	Exercise	Value Options
	Date	Exercisable (#)	Unexercisable (#)	Price	Outstanding ($)
Richard A. Berman	02/17/2015	41,667	—	$13.20	$502,500
	12/19/2017	66,927	—	7.5	112,123
	08/02/2018	41,438	—	7.5	162,890
	02/12/2020	16,094	—	16.01	126,840
	02/11/2021	4,882	—	86.57	213,318
Michael Sherman	12/19/2017	61,040	—	7.5	102,260
	08/02/2018	37,794	—	7.5	148,566
	02/12/2020	16,630	—	16.01	131,064
	02/11/2021	5,010	—	86.57	218,911
Edward J. Zecchini (1)	12/19/2018	35,647	—	10.11	219,773
	01/04/2019	49,904	—	9.51	316,154
Diane Seloff (2)	12/24/2018	35,647	—	9.08	197,295
	01/04/2019	49,904	—	9.51	316,154
Robert Rebak	07/16/2019	71,293	14,258	20.27	1,117,722
Gustavo A. Giraldo (3)	12/02/2019	8,360	—	15.55	79,576
	02/12/2020	5,839	—	16.01	46,018
	02/11/2021	4,368	—	86.57	190,859
Katherine B. Quinn (4)	08/10/2020	2,225	—	59.36	62,599
	02/11/2021	4,368	—	86.57	190,859
___________

(1)	On May 24, 2022, Mr. Edward Zecchini notified us that he did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.
(2)	On May 24, 2022, Ms. Diane Seloff notified us that she did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.
(3)	Mr. Giraldo resigned as a member of our board of directors effective February 11, 2022.
(4)	Ms. Quinn resigned as a member of our board of directors effective January 11, 2022.

There were a total of 573,295 stock options outstanding to directors as of December 31, 2021, with an aggregate grant date fair value of $4.5 million, the last of which vest in June 2022. There were 18,628 options granted to non-employee directors during 2021 and 40,788 options granted to non-employee directors during 2020.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and right	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,618,145	$13.55	—
Equity compensation plans not approved by security holders	—	—	—
Total	3,618,145	13.55	—
___________
(1) We adopted the 2017 Plan in 2017. In August 2018, stockholders approved an amendment to the 2017 Plan to provide for an additional 1,400,000 shares to be issued in connection with awards granted thereunder. Under the 2017 Plan, we can grant incentive stock options, non-qualified stock option, restricted and unrestricted stock awards and other stock-based awards. As of December 31, 2021, there were no equity awards remaining reserved for future issuance under the 2017 Plan.

Compensation Committee Interlocks and Insider Participation

Currently, our Compensation Committee consists of Messrs. Michael Sherman, Edward Zecchini, and Robert Rebak. Mr. Zecchini notified us that he did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting and as a result will cease to serve as a member of the Compensation Committee, effective August 29, 2022, the date of this Annual Meeting and will be replaced on the compensation committee by Mr. Berman assuming he is re-elected. No member of the Compensation Committee, nor any of our Named Executive Officers, has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

No member of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board or Compensation Committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 15, 2022 for (a) each stockholder known by us to own beneficially more than 5% of our common stock (b) our named executive officers listed in the 2021 Summary Compensation Table, (c) each of our directors, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of July 15, 2022 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 20,966,127 shares of common stock outstanding on July 15, 2022.

Name of beneficial owner (1)	Common stock owned (2)	Shares beneficially owned (3)	Total common stock beneficially owned	Percent of class (3)
Directors and Named Executive Officers:
Terren S. Peizer (4)	9,114,155	—	9,114,155	43.5%
Richard A. Berman (5)	—	198,436	198,436	*
Jonathan E. Mayhew (6)	—	188,189	188,189	*
Michael Sherman (7)	15,550	148,624	164,174	*
Edward Zecchini (8)	—	110,092	110,092	*
Diane Seloff (9)	—	110,092	110,092	*
Robert Rebak (10)	8,200	85,551	93,751	*
Robert Accordino (11)	—	—	—	*
Mary Louise Osborne (12)	—	25,000	25,000	*

All current directors and executive officers as a group (12 persons)	9,201,853	1,085,435	10,287,288	46.7%
___________

*	Less than 1%
(1)	Except as set forth below, the mailing address of all individuals listed is c/o Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052.
(2)	The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws.
(3)	On July 15, 2022, there were 20,966,127 shares of common stock outstanding. Common stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after July 15, 2022, is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.
(4)	Consists of 9,114,155 shares of common stock. 9,114,155 shares of common stock are held of record by Acuitas Group Holdings, LLC, a limited liability company 100% owned by Terren S. Peizer, and as such, Mr. Peizer may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial ownership of any such securities.
(5)	Includes options to purchase 198,436 shares of common stock, which are exercisable within the next 60 days.
(6)	Includes options to purchase 188,189 shares of our common stock, which are exercisable within the next 60 days.
(7)	Consists of 15,550 shares of common stock and options to purchase 148,624 shares of common stock, which are exercisable within the next 60 days.
(8)	Includes options to purchase 110,092 shares of common stock, which are exercisable within the next 60 days. On May 24, 2022, Mr. Zecchini notified the Company that he did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.
(9)
Includes options to purchase 110,092 shares of common stock, which are exercisable within the next 60 days. On May 24, 2022, Ms. Seloff notified the Company that she did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.

(10)	Consists of 8,200 shares of common stock and options to purchase 85,551 shares of common stock, which are exercisable within the next 60 days.
(11)	Dr. Accordino was appointed to serve as our Chief Medical Officer on September 27, 2021. On July 7, 2022, the Company accepted Dr. Accordino’s resignation, effective July 29, 2022.
(12)
Includes options to purchase 25,000 shares of common stock, which are exercisable within the next 60 days. Ms. Osborne was appointed to serve as our Co-President and Chief Commercial Officer on June 27, 2022 and has served as our Chief Customer Officer since August 30, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Review and Approval of Transactions with Related Persons

Either the audit committee or the Board of Directors approves all related party transactions. The procedure for the review, approval or ratification of related party transactions involves discussing the proposed transaction with management, discussing the proposed transaction with the external auditors, reviewing financial statements and related disclosures, and reviewing the details of major deals and transactions to ensure that they do not involve related party transactions. Members of management have been informed and understand that they are to bring related party transactions to the audit committee or the Board of Directors for pre-approval. These policies and procedures are evidenced in the audit committee charter and our code of ethics.

Transactions with Related Persons
As more fully described under Proposal 4, the Shares Issuance Proposal and Proposal 5, the Warrant Issuance Proposal, on April 15, 2022, the Company entered into a Master Note Purchase Agreement with Acuitas Capital LLC (“Acuitas Capital”), an entity wholly owned by Acuitas Group Holdings, LLC, a California limited liability company (“Acuitas”) controlled by Terren S. Peizer, the Company's Executive Chairman, pursuant to which, subject to specified conditions, the Company may borrow up to $25.0 million from time to time through the earlier of (a) the date on which the Company files a report with the SEC that states that there is substantial doubt regarding the Company’s ability to continue as a going concern during the twelve month period following such filing and (b) September 1, 2023.
Director Independence
As noted above, our common stock is traded on the NASDAQ Global Market and the Board of Directors has determined that five of the current members of the Board of Directors qualify as “independent,” as defined by the listing standards of the NASDAQ. Each member of our Board of Directors serving on our Audit, Compensation and Nominations and Governance committees is “independent” within the meaning of the applicable Nasdaq listing standards.

REPORT OF THE AUDIT COMMITTEE
As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of Ontrak’s corporate accounting and financial reporting process and interacts directly with and evaluates the performance of Ontrak’s independent registered public accounting firm.
In the performance of its oversight function, the Audit Committee has reviewed Ontrak’s audited consolidated financial statements for the year ended December 31, 2021 and has met with both management and Ontrak’s independent registered public accounting firm, EisnerAmper LLP (“EisnerAmper”), to discuss those consolidated financial statements. The Audit Committee has discussed with EisnerAmper those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under Auditing Standard 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”), including EisnerAmper’s judgments as to the quality, not just the acceptability, of Ontrak’s accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of Ontrak’s internal control over financial reporting.
The Audit Committee discussed with Ontrak’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, Ontrak’s internal controls and the overall quality of Ontrak’s financial reporting.
The Audit Committee has received from EisnerAmper the required written disclosures and letter regarding its independence from Ontrak, as required by the PCAOB Rule 3526, and has discussed with EisnerAmper its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by EisnerAmper is compatible with maintaining the auditor’s independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of Ontrak for the year ended December 31, 2021 be included in Ontrak’s Annual Report on Form 10-K, as amended, which was filed with the Securities and Exchange Commission on April 15, 2022.
It is not the duty of the Audit Committee to conduct audits, to independently verify management’s representations or to determine that Ontrak’s financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of Ontrak. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management’s representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company’s independent registered public accounting firm, with respect to such financial statements.
The Audit Committee
Richard A. Berman, Chairman
Michael Sherman
Diane Seloff (Ms. Seloff notified the Company that she did not wish to stand for re-election to the Board at the Company’s 2022 Annual Meeting.)
The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents fees for professional audit services rendered by EisnerAmper LLP (“EisnerAmper”) for the audit of the Company’s annual financial statements for the year ended December 31, 2021 and 2020 and fees billed for other services rendered during those periods:

	2021	2020
Audit fees (1)	$262,000	$323,150
Audit-related fees (2)	—	20,000
Tax fees	—	—
All other fees	—	—
Total	$262,000	$343,150
_________
(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.
(2) Fees relating to due diligence services related to acquisition.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.

PROPOSAL NO. 3
THE 2017 PLAN AMENDMENT PROPOSAL
2017 Plan Amendment

The Board has approved, and has recommended that the stockholders approve an amendment to our 2017 Stock Incentive Plan (as amended to date, the “2017 Plan”) to (i) provide for an additional 4,000,000 shares to be issued in connection with awards granted thereunder, and (ii) to amend the “evergreen” or automatic replenishment provision of the 2017 Plan pursuant to which the number of shares authorized for issuance under the 2017 Plan is automatically increased on an annual basis to 3% of the issued and outstanding shares of the Company (the “2017 Plan Amendment Proposal”).

Background and Reasons for the 2017 Plan Amendment Proposal

On February 27, 2017, the Board of Directors authorized the Company to implement the 2017 Plan. The Company’s stockholders approved the 2017 Plan on February 27, 2017. The 2017 Plan became effective on March 10, 2017. Currently, 5,359,397 shares of common stock are authorized to be issued pursuant to Awards granted under the 2017 Plan and as of December 31, 2021 and the date hereof, there are no more shares available for future issuances under the 2017 Plan. The Board believes that the availability of additional shares of common stock for Awards granted under the 2017 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

The following summary of the 2017 Plan is qualified in its entirety by reference to the complete text of the 2017 Plan, a copy of which is attached as Exhibit B to a Schedule 14A Information Statement filed with the SEC on March 10, 2017. Capitalized terms used and not otherwise defined in this section discussing the adoption of the 2017 Plan shall have the meanings given to them in the 2017 Plan.

Purpose of the 2017 Plan

Under the direction of the Board of Directors or, should the Board delegate power to act on its behalf, a committee thereof (the Board and such committee cumulatively referred to as the “Administrator”), the 2017 Plan, which provides for the granting of Incentive Stock Options, Non-Qualified Options, Stock Grants, and Stock-Based Awards, is intended to encourage ownership of shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. All Employees, directors and Consultants of the Company and its Affiliates are eligible to participate in the 2017 Plan. As of July 15, 2022, we had approximately 200 individuals eligible for participation.

Material Features of the 2017 Plan

Eligibility

The Administrator will, in its sole discretion, name the Participants in the 2017 Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or a majority owned subsidiary of the Company. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

Shares Subject to the 2017 Plan

The number of Shares which may be issued from time to time pursuant to the 2017 Plan shall be the sum of: (i) 2,333,334 shares of Common Stock and (ii) up to 243,853 shares of Common Stock that are represented by awards granted under the Company’s 2010 Stock Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after February 24, 2017, or the equivalent of such number of shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the 2017 Plan; provided, however, that no more than 1,521,326 Shares shall be added to the 2017 Plan pursuant to subsection (ii).

As amended pursuant to the 2017 Plan Amendment Proposal, the 2017 Plan will also provide that, notwithstanding the above, on the first day of each fiscal year of the Company ending on the second day of fiscal year 2027, the number of Shares that may be issued from time to time pursuant to the 2017 Plan shall be increased by an amount equal to 3% of the number of outstanding shares of Common Stock on such date.

Types of Awards

Stock Options. Stock options granted under the 2017 Plan may either be ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or Non-Qualified Stock Options, which are not intended to meet those requirements. ISOs, which have the tax advantages discussed below under Federal Income Tax Consequences, may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-qualified Stock Options may be granted to any Employee, director or Consultant of the Company or a majority owned subsidiary of the Company. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. However, if an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant. The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. However, if an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, then the term of the option may not be longer than five years.

The Administrator establishes the vesting schedule of each option at the time of grant. Options may be made exercisable in installments or based on performance, and the exercisability of options may be accelerated by the Administrator. Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than termination for cause, death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Stock Grants. Stock Grants are shares of Common Stock which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code. If the grantee does not satisfy the vesting conditions by the end of the period specified in the award agreement, the stock subject to such agreement is forfeited.

Other Stock-Based Awards. The 2017 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and stock units. The Administrator may award such stock-based awards subject to such conditions and restrictions as it may determine.

Plan Administration, Amendment and Termination

The Administrator is authorized to, among other things, (a) interpret the provisions of the 2017 Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the 2017 Plan; (b) determine which Employees, directors and Consultants shall be granted Stock Rights; (c)

determine the number of shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 777,777 Shares be granted to any Participant in any fiscal year; (d) specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; (e) determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies, and make any adjustments thereto; (f) make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date; (g) buy out for a payment in cash or shares, a stock right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights; and (h) adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws.

The 2017 Plan may be amended by our stockholders. The 2017 Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such approval. Any modification or amendment of the 2017 Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the 2017 Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

Assignability and Transferability of Stock Rights

A Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement, provided that no Stock Right may be transferred by a Participant for value.

Adjustments

Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made, including in the exercise or purchase price per share, to reflect such events.

Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets, the administrator or the board of any entity assuming the obligations of the Company hereunder shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options; (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable less the aggregate exercise price thereof. With respect to outstanding Stock Grants, provisions shall be made for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity.

Recapitalization or Reorganization. A Participant, upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization, shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

Withholding

In the event that any amounts are to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the 2017 Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law).

New Plan Benefits

The amounts of future grants under the 2017 Plan are not determinable as awards under the 2017 Plan will be granted at the sole discretion of the Administrator, and the Company cannot determine at this time either the persons who will receive awards under the 2017 Plan or the amount or types of any such awards.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. This information is intended to be merely a summary, and Participants in the 2017 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

Incentive Stock Options:	ISOs are intended to qualify for treatment under Section 422 of the Code. ISO does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not ISOs.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the 2017 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” this proposal for it to be approved). Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR
OF THE 2017 PLAN AMENDMENT PROPOSAL.

PROPOSAL 4: TO APPROVE THE ISSUANCE OF COMMON STOCK TO ACUITAS CAPITAL LLC PURSUANT TO A MASTER NOTE PURCHASE AGREEMENT DATED APRIL 15, 2022, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635
Background
On April 15, 2022, the Company entered into a Master Note Purchase Agreement (the “Keep Well Agreement”) with Acuitas Capital LLC, an entity indirectly wholly owned and controlled by Terren S. Peizer, the Company’s Executive Chairman and largest stockholder, pursuant to which, subject to specified conditions, the Company may borrow up to $25.0 million (the “Available Amount”). In this proposal and in Proposal 5, below, Acuitas Capital LLC, together with any of its transferees under the Keep Well Agreement, is referred to as “Acuitas.”
In connection with each borrowing under the Keep Well Agreement, the Company will issue a senior secured note (each, a “Keep Well Note”) to Acuitas or an entity affiliated with it in return for the specified face amount of each such Keep Well Note.
In connection with entering into the Keep Well Agreement, subject to obtaining approval of the Company’s stockholders as required by applicable Nasdaq listing rules (the “Commitment Shares Stockholder Approval”), the Company agreed to issue up to 739,645 shares of its common stock to Acuitas (or an entity affiliated with Acuitas, as designated by Acuitas) (the “Commitment Shares”), (a) 50% of which will be issued upon obtaining Commitment Shares Stockholder Approval, (b) 25% of which will be issued upon the later of June 1, 2022 and obtaining Commitment Shares Stockholder Approval, unless on or before June 1, 2022, the Company has secured sufficient capital to replace the Available Amount pursuant to an alternative financing approved by the Company’s board of directors, and (c) 25% of which will be issued on the later of the Initial Keep Well Note Date (as defined below) and obtaining the Commitment Shares Stockholder Approval.
In connection with each Keep Well Note issued by the Company, subject to obtaining approval of the Company’s stockholders as required by applicable Nasdaq listing rules, the Company will issue to Acuitas (or an entity affiliated with Acuitas, as designated by Acuitas) a warrant to purchase shares of the Company’s common stock, in the form attached as an exhibit to the Keep Well Agreement (each, a “Keep Well Warrant”). The number of shares of the Company’s common stock underlying each Keep Well Warrant (collectively, the “Keep Well Warrant Shares”) will be equal to (y) the product of the principal amount of the applicable Keep Well Note and 20% divided by (z) the exercise price of the applicable Keep Well Warrant. Each Keep Well Warrant will have a term of five years and an exercise price equal to $1.69, which was the consolidated closing bid price of the Company’s common stock as reported by Nasdaq immediately preceding the time the parties entered into the Keep Well Agreement. Each Keep Well Warrant will be subject to customary adjustment provisions in the event of stock splits, combinations and similar transactions, and the holder of each Keep Well Warrant will be entitled to specified information, registration and indemnification rights. Assuming the full borrowing of the Available Amount under the Keep Well Agreement, the aggregate number of shares of the Company’s common stock underlying the Keep Well Warrants will be equal to 2,958,580.
The Company has the right terminate the Keep Well Agreement at any time prior to borrowing funds thereunder (such date on which such funds are borrowed, the “Initial Keep Well Note Date”). Any Commitment Shares that would have been earned prior to such termination, subject to obtaining the Commitment Shares Stockholder Approval, will be issued immediately upon obtaining the Commitment Shares Stockholder Approval.
As of July 14, 2022, no Keep Well Note has been issued by the Company, and therefore, no Keep Well Warrants have been issued. If and when a Keep Well Note is issued, the number of Keep Well Warrant Shares subject to the Keep Well Warrant issued in connection with such Keep Well Note will depend on the principal amount of such Keep Well Note. Similarly, the aggregate number of Keep Well Warrant Shares that will be subject to all Keep Well Warrants issued will depend on the aggregate principal amount of all Keep Well Notes issued by the Company.
None of the securities issuable under the Keep Well Agreement have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”); all such securities have been and will be offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The Commitment Shares and the Keep Well Warrant Shares, if any are issued, will be the same class of common stock that the Company has listed on The Nasdaq Global Market under the trading symbol “OTRK.”
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 15, 2022 (the “2021 10-K”) includes a summary of the terms of the Keep Well Agreement, Keep Well Note and Keep Well Warrant, which is qualified in its entirety by reference to copies of the foregoing documents that were filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 11, 2022. Please see the 2021 10-K and copies of the Keep Well Agreement, and the forms of the Keep Well Note and the Keep Well Warrant for additional information regarding the terms of such documents.
Reasons for Seeking Stockholder Approval
The Company’s common stock is listed on the Nasdaq Global Market and the Company is subject to the Nasdaq Listing Rules.
Nasdaq Listing Rule 5635(c), among other things, requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees, or consultants. Nasdaq guidance provides that the issuance of common stock (or equivalents) or securities convertible into or exercisable for common stock to officers, directors, employees, or consultants at a price less than the market value of the stock is considered a form of “equity compensation” and requires stockholder approval unless the issuance is part of a public offering.
The issuance of Commitment Shares may be considered “equity compensation” under Nasdaq Listing Rule 5635(c) because Acuitas is an entity indirectly wholly owned and controlled by Mr. Peizer, who serves as the Company’s Executive Chairman, and the price provided by Acuitas for the Commitment Shares is not readily calculable.
Accordingly, the Company is seeking stockholder approval of the issuance of the Commitment Shares under the Keep Well Agreement in order to ensure compliance with Nasdaq Listing Rule 5635(c). Under Proposal 5, below, the Company is seeking stockholder approval of the issuance of the Keep Well Warrants and the Keep Well Warrant Shares, in the event it is determined that such stockholder approval is required under the Nasdaq listing rules in order for the issuance of the Keep Well Warrants and the Keep Well Warrant Shares. See Proposal 5, below.
The Company is not seeking stockholder approval of its entry into the Keep Well Agreement or of the transactions contemplated thereby. The Company already entered into the Keep Well Agreement. The failure of the Company’s stockholders to approve this proposal will not negate the existing terms of the Keep Well Agreement or any other documents relating to the transactions contemplated thereby.
If stockholder approval of this proposal is not obtained, the Company will not issue any of the Commitment Shares, to the extent doing so would be in violation of the Nasdaq listing rules.
As of the record date for the Annual Meeting, Acuitas and its affiliates beneficially owned 9,114,155 shares of the Company’s common stock, or 43.5% shares of the Company’s common stock outstanding as of the record date. Acuitas and its affiliates may vote all such shares of the Company’s common stock on this proposal.
Effect of Issuance of Securities on Current Stockholders
If this proposal is approved, it will result in the issuance of at least 554,734 of the 739,645 Commitment Shares, and the potential issuance of all 739,645 Commitment Shares. As of the record date for the Annual Meeting, there were 20,966,127 shares of the Company’s common stock outstanding. Therefore, the 554,734 shares represents 2.6% of such outstanding common stock, and the 739,645 shares represents 3.5% of such outstanding common stock. Accordingly, the issuance of the Commitment Shares would dilute the percentage interest of the Company’s stockholders, other than Acuitas, in the voting power, liquidation value and aggregate book value of the Company.

In addition, if the Company borrows the entire Available Amount and all Keep Well Warrants issued in connection with such borrowings are exercised, the Company would issue an aggregate of 3,698,225 shares of its common stock (including the 739,645 Commitment Shares), increasing the dilution of the Company’s stockholders, other than Acuitas.
Interests of Directors and Executive Officers
Other than Mr. Peizer, none of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s common stock. None of the Company’s officers or directors have a beneficial interest in any of the Commitment Shares, other than Mr. Peizer through his ownership and control of Acuitas.
No Appraisal Rights
Stockholders are not entitled to rights of appraisal with respect to this proposal.
Vote Required
If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” this proposal for it to be approved). Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE SHARES ISSUANCE PROPOSAL.

PROPOSAL 5: TO APPROVE THE ISSUANCE OF WARRANTS AND SHARES UNDERLYING SUCH WARRANTS TO ACUITAS CAPITAL LLC PURSUANT TO A MASTER NOTE PURCHASE AGREEMENT DATED APRIL 15, 2022, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, TO THE EXTENT REQUIRED
Background
For a discussion of the background of this proposal, please see the discussion under the section titled “Background” in Proposal 4, above, which is incorporated herein by reference.
Reasons for Seeking Stockholder Approval
The Company’s common stock is listed on the Nasdaq Global Market and the Company is subject to the Nasdaq Listing Rules.
Nasdaq Listing Rule 5635(c), among other things, requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees, or consultants. Nasdaq guidance provides that the issuance of common stock (or equivalents) or securities convertible into or exercisable for common stock to officers, directors, employees, or consultants at a price less than the market value of the stock is considered a form of “equity compensation” and requires stockholder approval unless the issuance is part of a public offering.
Based on informal guidance from Nasdaq, because the exercise price of the Keep Well Warrants will be $1.69, which was the consolidated closing bid price of the Company’s common stock as reported by Nasdaq immediately preceding the time the parties entered into the Keep Well Agreement, the Company does not believe that the issuance of the Keep Well Warrants or the Keep Well Warrant Shares will be considered “equity compensation” under Nasdaq Listing Rule 5635(c). However, the Company is seeking stockholder approval of the issuance of the Keep Well Warrants and the Keep Well Warrant Shares in order to ensure compliance with Nasdaq Listing Rule 5635(c) to the extent that the issuance of the Keep Well Warrants and/or the Keep Well Warrant Shares are considered “equity compensation” under Nasdaq Listing Rule 5635(c). Accordingly, if stockholder approval of this proposal is not obtained, the Company will nevertheless issue the Keep Well Warrants and the Keep Well Warrant Shares unless doing so would be a violation of the Nasdaq listing rules.
As stated in Proposal 4, above, the Company is not seeking stockholder approval of its entry into the Keep Well Agreement or of the transactions contemplated thereby. The Company already entered into the Keep Well Agreement. The failure of the Company’s stockholders to approve this proposal will not negate the existing terms of the Keep Well Agreement or any other documents relating to the transactions contemplated thereby.
As of the record date for the Annual Meeting, Acuitas and its affiliates beneficially owned 9,114,155 shares of the Company’s common stock, or 43.5% shares of the Company’s common stock outstanding as of the record date. Acuitas and its affiliates may vote all such shares of the Company’s common stock on this proposal.
Effect of Issuance of Securities on Current Stockholders
If the Company borrows the entire Available Amount and all Keep Well Warrants issued in connection with such borrowings are exercised, the Company will issue 2,958,580 shares of the Company’s common stock. Such number of shares is in addition to the number of shares of the Company’s common stock issuable in respect of the Commitment Shares that are the subject of Proposal 4, above.
If Proposal 4 is approved by the Company’s stockholders and if the Company borrows the entire Available Amount and all Keep Well Warrants issued in connection with such borrowings are exercised, the Company will issue an aggregate of 3,698,225 shares of its common stock. This would significantly dilute the percentage interest of the Company’s stockholders, other than Acuitas, in the voting power, liquidation value and aggregate book value of the Company.

Interests of Directors and Executive Officers
Other than Mr. Peizer, none of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s common stock. None of the Company’s officers or directors are entitled to receive any of the Keep Well Warrants and/or the Keep Well Warrant Shares, other than Mr. Peizer through his ownership and control of Acuitas.
No Appraisal Rights
Stockholders are not entitled to rights of appraisal with respect to this proposal.
Vote Required
If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” this proposal for it to be approved). Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the outcome of this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE WARRANT ISSUANCE PROPOSAL.

PROPOSAL NO. 6

TO APPROVE THE NON-EMPLOYEE DIRECTOR RETENTION PLAN
Background and Summary of Director Retention Plan
The Compensation Committee has authority to make recommendations to, or approve, awards of shares and share options under the Company’s equity-based plans. The Compensation Committee also serves as the “Committee” under the Company’s 2017 Stock Incentive Plan (the “2017 Plan”), under which plan stock options have previously been granted to the Company’s non-employee directors. On May 24, 2022, the Compensation Committee, following consultation with the Nominations and Corporate Governance Committee, approved, subject to approval of the Company’s stockholders, a director retention plan (the “Director Retention Plan”).
The Director Retention Plan provides for the following compensation to the non-employee directors who are standing for re-election at the Annual Meeting (that is, Mr. Berman, Mr. Rebak and Mr. Sherman):

•Each non-employee director re-elected at the Annual Meeting will receive an award of Stock Units under the 2017 Plan with the following terms:
◦The number of Stock Units awarded will be $300,000 divided by the fair market value of the Company’s common stock on the date this Proposal No. 6 is approved at the Annual Meeting (the “Stockholder Approval Date”).
◦The Stock Units will vest as to one-half of the total number of Stock Units on the first anniversary of the Annual Meeting and one-quarter of the total number of Stock Units on each of the second and third anniversaries of the Annual Meeting, subject to continuing service.
◦The Stock Units will settle on the earlier of (i) the third anniversary of the Annual Meeting or (ii) a change of control of the Company.
•Each non-employee director standing for re-election at the Annual Meeting will be offered the opportunity to have all of his outstanding stock options modified as follows:
◦All such stock options that are vested will become entirely unvested and will vest on the earlier of the 2023 Annual Meeting of Stockholders or one year from the date of the 2022 Annual Meeting, subject to continuing service.
◦The exercise price of each stock option held will be repriced to the fair market value of the Company’s common stock on the date of the Annual Meeting.
◦The outside expiration date for stock options granted to each such non-employee director with an initial outside five-year expiration date will be extended from the current outside expiration date to December 19, 2027.
    Except for the modifications discussed above for the stock options held by eligible non-employee directors, all outstanding stock options held by all non-employee directors will continue to remain outstanding in accordance with all of the current terms and conditions set forth above under “Director Compensation.”
    The Compensation Committee consulted with Cannae HR Solutions in connection with the Director Retention Plan.
Reasons for the Director Retention Plan

    As discussed above under “Director Compensation,” our non-employee directors receive no cash compensation. All compensation to non-employee directors has been in the form of stock options. Each non-employee director has historically received a stock option grant upon joining the board, with an exercise price equal to the fair market value on the grant date and with a term of five years, subject to continuing service and attendance at the quarterly board meetings unless such absence is excused by the Chairman of the Board. Annually thereafter, non-employee directors received additional stock option awards as determined by the compensation committee. See “Director Compensation” above, including disclosure of stock option awards in 2021.
    On January 3, 2022, the non-employee directors serving at that time received the following stock options, each with an exercise price of $8.72 per share (the fair market value on the date of award), an expiration date of January 3, 2027, and vesting in equal quarterly installments for the 2022 year.

	Option
Name	awards (# of shares)
Richard A. Berman	54,856
Michael Sherman	56,299
Edward J. Zecchini	49,081
Robert Rebak	24,817
Diane Seloff	49,081
Gustavo Giraldo	49,081	(1)
Katherine Quinn	49,081	(1)
___________
 (1) Options never vested due to resignation prior to first vesting date.
    During 2022, the following non-employee directors have resigned from the board or declined to stand for re-election: Kathleen Quinn, Giraldo Gustavo, Ed Zecchini and Diane Seloff.
    As noted above, all compensation to the Company’s non-employee directors has been in the form of stock options; the Company’s current non-employee directors have received no cash compensation or full-valued stock awards. Since the grant of options on January 3, 2022, the trading price of the Company’s common stock has declined from $6.46 per share to $1.01 per share on the record date. All of the options held by the Company’s non-employee directors have exercise prices significantly above the recent trading price of the Company’s common stock. The stock price decline has coincided with lost revenue and effects on company liquidity that have resulted from the loss of the Company’s two largest customers during 2021. As a result of these and other challenges, the workload for non-employee directors, including the number of board and committee meetings, has increased materially during 2022 compared to prior years. At the same time, the number of non-employee directors has decreased and will decrease further following the Annual Meeting. The Board believes that the combination of the increase in workload, absence of cash compensation and the significantly decreased value of equity awards held by non-employee directors makes retention of the non-employee directors standing for re-election a vital priority for the Company. For example, the Company is required by the rules of the Nasdaq Stock Market to have an audit committee comprised of three independent directors. Were the Company to lose one of its non-employee directors and not be able to replace such person, the Company would fall out of compliance with Nasdaq Stock Market listing requirements and eventually face delisting proceedings if it were unable to recruit a qualified replacement. Moreover, the Board believes that the skills and experience of the Company’s current non-employee directors are important for navigation of the Company’s business environment and to address the Company’s current financial position, including its dependence on the Keep Well Agreement with Acuitas described above under “Certain Relationships and Related Transactions, and Director Independence.” The Compensation Committee and the Board believe that these matters require an actively engaged and qualified Board comprised primarily of non-employee, independent directors. Moreover, the Compensation Committee and the Board believe that recruitment of new non-employee directors will be challenging for the Company at this time.
The Director Retention Plan will address this situation by reversing the condition of the lost incentive value of stock options, restoring the retentive benefit of the stock options and providing a portion of compensation to non-

employee directors for continued service in the form of Stock Units whose compensatory value is less dependent on stock price appreciation than stock options.
    In approving the Director Retention Plan and recommending for approval by the Company’s stockholders, the Compensation Committee and the Board considered the following matters:

•Repricing previously granted options (or canceling and reissuing options) is often viewed as contrary to a key purpose of option grants: options only result in realized value when stockholders also gain through price appreciation.
•One-year vesting for the repriced options supports retention only for the one year following stockholder approval purpose of the Director Retention Plan (whereas the three-year vesting for the Stock Units included in the plan supports longer-term retention).
•Retention programs for non-employee directors expressly described as such are relatively uncommon.
    In considering the above matters, the Compensation Committee and the Board considered the following mitigating circumstances:

•The Director Retention Plan does not reserve any additional shares of common stock for issuance; all equity grants made under the Director Retention Plan have been or will be made under the 2017 Plan.
•The repriced stock options will have exercise prices no less than the fair market value on the date of grant and therefore will result in realized value only when stockholders also gain through price appreciation following the date of such repricing.
•Repricing of stock options is expressly permitted by the terms of the stockholder-approved 2017 Plan.
•The Company could have issued additional options or other types of equity awards to address the lost incentive value of outstanding stock options held by non-employee directors, leaving those options with exercise prices significantly above the recent trading price of the Company’s common stock. This would result in increasing the Company’s overhang of outstanding equity awards.
•The year following the Annual Meeting is a particularly important year for the Company to retain its non-employee directors, and such period generally corresponds with term of the financial arrangement contemplated by the Keep Well Agreement.
•While non-employee director compensation expressly described as a retention program is relatively uncommon, non-employee director compensation typically includes a retentive component appropriate for the company in question.
Further, the Compensation Committee and the Board viewed it as significant that the Director Retention Plan will only take effect if approved by the Company’s stockholders.
Accounting Treatment of the Repricing
The Company has adopted the provisions of Financial Accounting Standards Codification Topic 718 (formerly referred to as Statement of Financial Accounting Standard No. 123R) regarding accounting for share-based payments. Under Financial Accounting Standards Codification Topic 718, the Company will recognize any incremental compensation cost of the modified options subject to the Director Retention Plan. The incremental compensation cost will be measured as the excess, if any, of the fair value of the repriced options immediately following the effective date over the fair value of the repriced options immediately prior to the effective date.
Interests of Directors and Executive Officers

The following table sets forth the benefits to be received under the Director Retention Plan by each eligible non-employee director:

Name and Position	Number of Shares Subject to Options	Weighted Average Exercise Price Before Repricing	Number of shares vested before modification (1)	Outside expiration dates to be modified (2)
Richard A. Berman	225,864	$11.16	198,436	Options for 108,365 shares expire December 19, 2022 and would be extended
Robert Rebak	110,368	$17.67	85,551	Options for 85,551 shares expire July 16, 2024 and would be extended
Michael Sherman	176,773	$10.93	148,624	Options for 98,834 shares expire December 19, 2022 and would be extended
All non-employee directors as a group	513,005	$12.48	397,693
_________
(1) As of July 15, 2022. Upon approval of the Director Retention Plan, all such vested shares (and all currently unvested) will become unvested, and will vest on the earlier of the 2023 Annual Meeting of Stockholders or one year from the date of the 2022 Annual Meeting, subject to continuing service.
(2) The Director Retention Plan provides for modification of the outside expiration date for the stock options granted to each eligible non-employee director with an initial five-year expiration date from the current outside expiration date to December 19, 2027.

Each of these non-employee directors may be regarded as having conflicts of interest with respect to this proposal. The recommendation of the Board of Directors concerning this proposal was unanimous, including all of directors whose compensation will not be affected by the Director Retention Plan.
Vote Required
If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” this proposal for it to be approved). Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal, and broker non-votes will have no effect on the outcome of this proposal.
If the Director Retention Plan is not approved by our stockholders, the Compensation Committee will consult with the Nominations and Corporate Governance Committee to determine what steps to take, if any, to address the concerns that informed the Director Retention Plan. The Compensation Committee believes that a failure of stockholder approval for this proposal will have an adverse effect on the Company’s ability to retain and attract qualified non-employee directors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE DIRECTOR RETENTION PLAN PROPOSAL.

PROPOSAL NO. 7

THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment Proposal

On July 15, 2022, the board of directors approved an amendment to the Company’s Certificate of Incorporation to remove the restrictions on transfers of the Company’s securities as set out in Article EIGHTH of the Certificate of Incorporation (the “Charter Amendment”) and declared its advisability. The full text of the Charter Amendment is attached to this Proxy Statement as Appendix A. On March 1, 2022, the Company’s stockholders authorized the board of directors, in its discretion, to approve and adopt an amendment to the Company’s Certificate of Incorporation to remove the transfer restrictions set out in Article EIGHTH. Article EIGHTH of the Certificate of Incorporation contains restrictions described in more detail below there were designed to protect certain tax loss carryovers and attributes of the Company (“Article EIGHTH” or the “382 Restrictions”).

While the Company’s stockholders previously authorized the board of directors to approve the Charter Amendment, out of an abundance of caution, the Company is putting the Charter Amendment to the stockholders for approval by way of the Charter Amendment Proposal.

Original Background and Purpose of the 382 Restrictions

We have available net operating loss carryovers (“NOLs”) and net capital loss carryovers (“NCLs”) and certain other tax attributes to reduce our future taxable income. NOLs and NCLs benefit us by reducing current or future taxable income, if any (subject to certain limitations) and thereby reducing or eliminating the U.S. federal corporate income tax on such income. The benefit of the NOLs, NCLs and certain other tax attributes can be reduced or eliminated if we undergo an ownership change, or Ownership Change, as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Generally, there is an “Ownership Change” if, at any time, one or more 5% shareholders (as defined in the Code) have aggregate increases in their ownership in the corporation of more than 50 percent looking back over the relevant testing period, which can occur as a result of acquisitions and certain dispositions of common stock by 5% shareholders. At the time of entering into the Note Purchase Agreement dated September 24, 2019, by and among us, certain of our subsidiaries as guarantors, Goldman Sachs Specialty Lending Holdings, Inc., and Goldman Sachs Specialty Lending Group, L.P., as collateral agent (as the same has been amended from time to time, the “Goldman debt agreement”), the board of directors believed that it was in the best interests of the Company and its stockholders to adopt Article EIGHTH of the Certificate of Incorporation, which was designed, subject to certain exceptions, to restrict direct and indirect acquisitions of the Company’s common stock and similar securities that could result in the imposition of limitations on our use, for U.S. federal income tax purposes, of the NOLs, NCLs and certain other tax attributes that are and will be available to us.

Our NOLs and NCLs and a Description of Section 382 and Section 383

We have NOLs and NCLs that are expected to reduce a substantial portion of any future taxable income and gain. We also may recognize losses and deductions ("built-in losses") in future years with respect to assets whose value currently exceeds our tax basis in such assets. Sections 382 and 383 of the Code impose significant limitations on the ability of a corporation to use its NOLs and NCLs to offset income in circumstances where such corporation has experienced an Ownership Change. Those sections may also limit our ability to use any built-in losses recognized within five years of any such Ownership Change. Generally and as indicated above, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have aggregate increases in their ownership in the corporation of more than 50 percentage points looking back over the relevant testing period. The relevant testing period is generally the prior three-year period, but the testing period generally does not begin before the first year in which a NOL or NCL was generated, unless the corporation has a net unrealized built-in loss at the time of an Ownership Change. We currently have a net unrealized built-in loss. The principal reason for adopting the 382 Restrictions was to prevent investors from aggregating or reducing ownership in the Company and triggering an Ownership Change and thus jeopardizing tax attributes that could reduce future U.S. federal corporate taxable income.

Collateral Effects of the 382 Restrictions

To implement the 382 Restrictions, in 2019 we amended and restated our Certificate of Incorporation to add Article EIGHTH containing the provisions regarding the 382 Restrictions, which generally prohibit any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition of shares of the Company’s common stock or rights or options to purchase the Company’s common stock or any other interests that would be treated as stock of the Company under the income tax regulations promulgated under the Code, if as a result of such sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, any person or group becomes a Substantial Stockholder, which generally includes a person or group that beneficially owns 4.9% or more of the market value of the total outstanding shares of the Company’s common stock, or the percentage of the Company’s common stock owned by a Substantial Stockholder would be increased or decreased. As a result of these restrictions, certain transfers of stock by or to existing Substantial Stockholders are prohibited. Any attempted transfer in violation of the foregoing restrictions are null and void unless the transferor or transferee obtained the written approval of the board of directors.

If the board of directors determines that a transfer would be prohibited, then, upon the Company’s written demand, the purported transferee would be required to transfer the securities that were the subject of the prohibited transfer, or cause such securities to be transferred, to an agent designated by the board of directors. The agent would then sell the securities to a buyer or buyers, which may include the Company, in one or more arm's-length transactions that comply with the 382 Restrictions. If the purported transferee had resold the securities before receiving our demand to surrender them to our agent, the purported transferee would be deemed to have sold the securities for the agent and would be required to transfer to the agent any distributions received with respect to such securities and any proceeds of the sale of such securities (except for any proceeds which the Company granted the purported transferee written permission to retain and which do not exceed the amount that the purported transferee would have received from the agent if the agent had resold such securities). The proceeds of the sale of any such securities would be applied first to the agent to cover its costs and expenses, second to the purported transferee, up to the lesser of the amount paid by the purported transferee for the securities or the fair market value of the securities at the time of the attempted transfer, and third to one or more charitable organizations selected by the board of directors.

The 382 Restrictions, subject to certain exceptions, require any person who acquires or attempts to acquire shares of the Company’s common stock or rights or options to purchase the Company’s common stock or any other interests that would be treated as our stock under the income tax regulations in violation of the Section 382 Ownership Limit described above to provide to us such information as we may request in order to determine the effect, if any, of such purported transfer on the preservation and usage of the benefit of our NOLs, NCLs and certain other tax attributes.

The 382 Restrictions were intended to reduce the likelihood of an Ownership Change, and they therefor significantly reduce our flexibility to issue equity securities, as any such issuance needs to be evaluated in light of the possibility of an Ownership Change implicating the 382 Restrictions. The Goldman debt agreement required implementation of the 382 Restrictions. The Company plans to retire the Goldman debt agreement in the near term, and once retired, the Company will no longer be required to maintain the 382 Restrictions. The Keep Well Agreement described elsewhere in this Proxy Statement contains no requirement to maintain the 382 Restrictions, but does require as a condition to each draw, a representation that the Company has used best efforts to obtain sufficient financing from a third party for the Company to pay and discharge, when due and payable, all Company obligations and the Company is unable despite its best efforts to obtain such financing from a third party on reasonably acceptable terms. In light of the funding conditions in the Keep Well Agreement, the Company’s current financial situation and forecasts of the Company’s ability to utilize its NOLs and NCLs, the board of directors believes that the potential benefits of the 382 Restrictions may be greatly outweighed by the severe restrictions they impose on the Company’s ability to obtain equity financings. The removal of the 382 Restrictions could result in an Ownership Change which could have the effect of limiting otherwise available NOLs, NCLs and certain other tax attributes to reduce our future taxable income. The board of directors currently believes that the benefits of removal of the 382 Restrictions substantially outweigh the loss of such tax attributes.

Board Discretion to Implement the Certificate of Incorporation

At any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of Delaware, the board of directors reserves the right to abandon the Charter Amendment and to not file the Charter Amendment with the Secretary of State of Delaware, even if approved by the Company’s stockholders, if the board of directors, in its discretion, determines that the Charter Amendment is no longer in the best interests of the Company or its stockholders.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock. Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 8

THE ADJOURNMENT PROPOSAL
General

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal No. 7, the Charter Amendment Proposal at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposal No. 7 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than 30 days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” this proposal for it to be approved). Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. This proposal is a routine matter and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS OR NOMINATIONS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at the 2023 annual meeting of our stockholders (“2023 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than March 30, 2023 (120 days prior to the anniversary of this year’s mailing date), to our Corporate Secretary, c/o Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052. However, if the date of the 2023 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, August 29, 2023, to be considered for inclusion in proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary, c/o Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052 in a reasonable time before we begin to print and send our proxy materials for the 2023 Annual Meeting of Stockholders. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of the Company’s board of directors for our 2023 Annual Meeting of Stockholders will vote in their discretion as to any matter of which the Company has not received notice by June 13, 2023.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Ontrak stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:
•if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn: Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or
•if you are not a stockholder of record, notify your broker.
Ontrak will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.
By order of the Board of Directors,
/s/ James J. Park
James J. Park
Chief Financial Officer
Henderson, Nevada
July 15, 2022
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC is available without charge upon written request to: Corporate Secretary, c/o Ontrak, Inc., 2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052.

Appendix A
Proposed Amendment to Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

ONTRAK, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Ontrak, Inc. (the “Corporation”), a corporation existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State on October 28, 2019, as amended by the Certificate of Amendment thereto filed with the Secretary of State on July 6, 2020, the Certificate of Designations of Rights and Preferences filed with the Secretary of State on August 21, 2020 and Amendment No. 1 to Certificate of Designations of Rights and Preferences filed with the Secretary of State on October 15, 2020 (as amended to date, the “Certificate of Incorporation”).

2. The Certificate of Incorporation is hereby amended by striking Article EIGHTH in its entirety.

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this ___ day of ___________, 202__.

Ontrak, Inc.

By:
Name:
Title:

2022 ANNUAL MEETING OF STOCKHOLDERS OF

ONTRAK, INC.

August 29, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/250638678 (password: ontrak2022) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at the following website:
https://ontrakhealth.com/investors/financial-information/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

20430333330300000100 6 082922

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, AND 8.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of four directors, each to serve for a one-year term expiring at the Company's 2023 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Terren S. Peizer
- ○ Richard A.Berman
- ○ Michael Sherman
- ○ Robert Rebak

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve the amendment to the terms of the Company's 2017 Stock Incentive Plan.	☐	☐	☐
4. To approve the issuance of shares of common stock of the Company to Acuitas Capital LLC.	☐	☐	☐
5. To approve the issuance of warrants and shares underlying such warrants to Acuitas Capital LLC.	☐	☐	☐
6. To approve the non-employee director retention plan.	☐	☐	☐
7. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to remove certain restrictions on transfers of the Company's securities.	☐	☐	☐
8. To approve the adjournment of the meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 7 above.	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES" LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3, "FOR" PROPOSAL NO. 4, "FOR" PROPOSAL NO. 5, "FOR" PROPOSAL NO. 6, "FOR" PROPOSAL NO. 7, AND "FOR" PROPOSAL NO. 8 AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONTRAK, INC.

2200 Paseo Verde Parkway, Suite 280
Henderson, NV 89052

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 29, 2022, AT 12:00 P.M. (PACIFIC TIME),
AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted "FOR" the election of all the nominees listed in Proposal No. 1, "FOR" Proposal No. 2, "FOR" Proposal No. 3, “FOR” Proposal No. 4, “FOR” Proposal 5, “FOR” Proposal 6, “FOR” Proposal 7, and “FOR” Proposal 8, as described on the reverse side of this proxy card.

By signing this proxy, the undersigned hereby appoints Terren S. Peizer as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Ontrak, Inc. which the undersigned may be entitled to vote at the 2022 Annual Meeting of Stockholders of the Company to be held virtually at https://web.lumiagm.com/250638678 (password: ontrak2022), on Monday, August 29, 2022, at 12:00 p.m. (Pacific Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side.)

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